CONSENT OF INDEPENDENT AUDITORS


We  consent  to  the  reference  to  our  firm  under  the  captions  "Financial
Highlights" and "General Information" and to the use of our report dated December 12, 1997, in Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A and related Prospectus and Statement of Additional Information of Brandes Institutional International Equity Fund.

                                    /s/Ernst & Young, LLP


Los Angeles, California
February 25, 1998